Exhibit 99.1


                         Preliminary Marketing Materials

                    First Alliance Mortgage Loan Trust 1998-2

  $30,000,000 Adjustable Rate Mortgage Loan, Asset Backed Notes, Series 1998-2A


The attached Marketing Memorandum (the "Marketing Memorandum") is privileged and confidential and is intended for use by the addressee only. This Marketing Memorandum is furnished to you solely by First Union Capital Markets (the "Underwriter") and not by the issuer of the notes identified above (the "Notes") or any other party. The Marketing Memorandum is based upon information made available to the Underwriter. Neither the Underwriter, the issuer of the Offered Notes, nor any other party makes any representation to the accuracy or completeness of the information therein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purpose of evaluating such information.

No assurance can be given as to the accuracy, appropriateness or completeness of the Marketing Memorandum in any particular context; or as to whether the Marketing Memorandum reflects future performance. This Marketing Memorandum should not be construed as either a prediction or as legal, tax, and financial or accounting advice.

Any yields or weighted average lives shown in the Marketing Memorandum are based on prepayment and other assumptions and actual experience may dramatically affect such yields or weighted average lives. The principal amount and designation of any security described in the term sheet are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the Offered Notes has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the Offered Notes has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or a solicitation of an offer to buy nor shall there be any sale of the Offered Notes in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the Offered Notes for definitive terms of the Offered Notes and the collateral.

Please be advised that Offered Notes may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risks. Investors should fully consider the risk of an investment in these Offered Notes.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.


                               [FIRST UNION LOGO]

                          FIRST UNION CAPITAL MARKETS

                    First Alliance Mortgage Loan Trust 1998-2
  $30,000,000 Adjustable Rate Mortgage Loan, Asset Backed Notes, Series 1998-2A
                           Preliminary Marketing Memo


                                SUMMARY OF TERMS

$30,000,000 Adjustable Rate Mortgage Loan, Asset Backed Notes, Series 1998-2A (the "Adjustable Rate Notes")


Issuer:                  First Alliance Mortgage Loan Trust 1998-2 (the "Trust")

Seller:                  First Alliance Mortgage Company

Servicer:                First Alliance Mortgage Company

Manager:                 First Union Capital Markets

Securities Offered:                                   1998-2A

                         Amount:                      $30,000,000

                         Collateral:                  Adjustable-rate Home Equity Loans


                         Cut-off Date:                06/01/98

                         Prepayment Assumption/1:      30% CPR/1

                         Expected Coupon:             TBD

                         Spread:                      TBD

                         To Maturity:
                         Average Life                 2.652
                         Expected Maturity            11/20/2012

                         To 10% Call:
                         Average Life                 2.438
                         Expected Maturity            11/20/2004

                         Stated Maturity:             09/20/2029

                         Payment Frequency:           Monthly

                         First Payment Date:          07/20/98

                         Interest rate basis:         Actual/360

                         Dated Date:                  06/26/98

                         Payment Delay:               None

                         Pricing Date (expected):     06/10/98

                         Settlement Date(expected):   06/26/98

                         Rating (S&P/Moody's):        AAA/Aaa


1/ CPR represents an assumed constant rate of prepayment each month, expressed as an annual rate, relative to the then outstanding principal balance on a pool of new mortgage loans for the life of such Mortgage Loans.


FIRST UNION CAPITAL MARKETS
--------------------------------------------------------------------------------
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND ACCOMPANYING PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS.

                    First Alliance Mortgage Loan Trust 1998-2
  $30,000,000 Adjustable Rate Mortgage Loan, Asset Backed Notes, Series 1998-2A
                           Preliminary Marketing Memo

Description of the Notes:  The Adjustable Rate Notes represent non-recourse obligations of the Issuer and are secured by the assets of the Trust, which will include (i) two pools of mortgage loans, one consisting of the Adjustable Rate Mortgage Loans (the "Adjustable Rate Pool") and the other consisting of the Fixed Rate Mortgage Loans (the "Fixed Rate Pool") (ii) all payments of principal and interest thereon other than prior to the Cut-off Date, (iii) security interests in the mortgaged properties, (iv) the Issuer's rights under the Sale and Servicing Agreement, (v) the Note Insurance Policies and (vi) certain other property.

                           The Adjustable Rate Pool will be the sole source of payments on the Adjustable Rate Notes. The Adjustable Rate Notes will be issued in a single class.

Indenture Trustee:         The Chase Manhattan Bank

Owner Trustee:             Wilmington Trust Company

Note Insurer: Financial Surety Assurance, Inc. ("FSA"). The claims-paying ability of FSA is rated "AAA" by Standard & Poor's and "Aaa" by Moody's.

Note Insurance
Policies:                  The insurance policies of FSA guarantee the timely
                           payment of interest and the ultimate payment of principal on the Adjustable Rate Notes.

Credit Enhancement:        1. Monthly Excess Spread
                           2. Overcollateralization
                           3. Insurance policy

Servicing Fee:             50 bps per annum

Trustee Fee:               [1] bps

Form of Notes:             Book-Entry Form, delivered through the facilities of
                           DTC, Cedel, and Euroclear against payment in immediately available funds.

Overcollateralization:     The credit enhancement provisions are intended to
                           provide for the limited acceleration of the Adjustable Rate Notes relative to the amortization of the related collateral. Accelerated amortization is achieved by applying excess cash collected on the collateral to the payment of principal of the Adjustable Rate Notes, resulting in the build up of overcollateralization (O/C) in an amount equal to the excess of the aggregate principal balance of the Adjustable Rate Mortgage Pool over the principal balance of the Adjustable Rate Notes. Excess cash will be directed to build the O/C amount until the pool reaches its required O/C target. Upon this event the acceleration feature will cease, unless it is once again necessary to maintain the required O/C level.

Optional Redemption:       The Adjustable Rate Notes may be redeemed, in full
                           but not in part, at the option of the Servicer on or after the first Payment Date on which the Aggregate
                           Principal Balance of the Mortgage Loans in the Adjustable Rate Mortgage Pool has declined to 10% or less of its Original Pool Balance. In addition, the
                           Note Insurer will have rights, under limited circumstances, to effect a redemption of the Adjustable Rate Notes and terminate the Indenture.

Adjustable Rate
Note Interest: Subject to the available funds cap, the Adjustable Rate Note Rate will be equal to one-month LIBOR as of the second to last business day prior to the immediately preceding Payment Date (or in the case of the first Payment Date, two days prior to the closing date) plus [_]% per annum.

                           Interest on the Adjustable Rate Notes will accrue during the period from the preceding Payment Date (or from the Closing Date in the case of the first Payment Date) to and including the day prior to the current Payment Date. Calculations of interest on the Adjustable Rate Notes will be made on the basis of the actual number of days elapsed in the related Accrual Period and a year of 360 days.


FIRST UNION CAPITAL MARKETS
--------------------------------------------------------------------------------
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND ACCOMPANYING PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS.

                    First Alliance Mortgage Loan Trust 1998-2
  $30,000,000 Adjustable Rate Mortgage Loan, Asset Backed Notes, Series 1998-2A
                           Preliminary Marketing Memo

Available Funds Cap:       The Available Funds Cap is defined to be the weighted
                           average of the Mortgage Rates on the Adjustable Rate
                           Mortgage Loans, less the sum of (a) the Servicing
                           Fee, (b) beginning on the third Payment Date following the Closing Date, the premiums due to the
                           Note Insurer with respect to the Adjustable Rate Note
                           Insurance Policy, (c) the portion of the fees due to the Indenture Trustee and the Owner Trustee relating to the Adjustable Rate Notes, and (d) beginning on the seventh Payment Date following the Closing Date, 0.50%, expressed as a percentage of the Adjustable
                           Rate Mortgage Loans, calculated as of the first day of the related Remittance Period.

Available Funds Cap
Carry-Forward:             If, on any Payment Date, the Available Funds Cap
                           limits the Adjustable Rate Note Rate, the amount of any such shortfall will be carried forward and will be payable on future Payment and shall accrue interest at the Adjustable Rate Formula Note Rate, until paid.

                           The payment of such amount will be funded only to the extent available from (i) excess interest from the Adjustable Rate Mortgage Loan Pool, (ii) any Net Monthly Excess Cashflow which would otherwise be paid to the Servicer on account of certain reimbursable amounts and (iii) any funds paid to effect the early retirement of the Adjustable Rate Notes on any Remittance Date after the Adjustable Rate Clean-Up Call Date. The Adjustable Rate Note Insurance Policy does not cover the Available Funds Cap Carry-Forward Amount.

Adjustable Rate
Coupon Step-up:            After the Adjustable Rate Clean-up Call Date, LIBOR
                           plus 2x[_]% per annum, subject to the Available Funds
                           Cap.

Monthly Principal:         The Adjustable Rate Note holders will receive monthly
                           payments of principal on each payment date which generally will reflect collections of principal during the prior calendar month.

                           The principal payment amount with respect to each Payment Date shall be the lesser of:

                           (a) The Total Available Funds plus any Insured
                               Payments minus the Current Interest and fees and expenses; and

                           (b) (i) the sum, without any duplication of:

                                 (a) the Principal Carry-Forward Amount;

                                 (b) the principal portion of all scheduled
                                     monthly payments on the Mortgage Loans due during the related Due Period (whether received or advanced) and the principal portion of all full and partial principal prepayments made during the related Remittance Period;

                                 (c) the scheduled principal balance of each
                                     Mortgage Loan repurchased on the related
                                     Remittance Date;

                                 (d) the principal portion of any Substitution
                                     Amounts;

                                 (e) the principal portion of all Net
                                     Liquidation Proceeds during the related
                                     Remittance Period

                                 (f) the amount of any Subordination Deficit for
                                     such Payment Date;

                                 (g) the proceeds of any termination of the
                                     Trust Estate (to the extent such proceeds relate to principal);

                                 (h) any moneys released from the Pre-Funding
                                     Account as a prepayment of the Notes; and

                                 (i) the amount of any Subordination Increase
                                     Amount for such Payment Date;

                           minus

                               (ii) the amount of any Subordination Reduction Amount for such Payment Date.


FIRST UNION CAPITAL MARKETS
--------------------------------------------------------------------------------
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND ACCOMPANYING PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS.

                    First Alliance Mortgage Loan Trust 1998-2
  $30,000,000 Adjustable Rate Mortgage Loan, Asset Backed Notes, Series 1998-2A
                           Preliminary Marketing Memo


                           Principal Carry-Forward Amount: The sum of (a) the amount by which the Monthly Principal Payment Amount as of the immediately preceding Payment Date exceeded the amount of the actual principal payment made to the Adjustable Rate Notes holders on such Payment Date plus (b) 30 days' interest on the interest portion of such amount, calculated at the Adjustable Rate Note Rate.

                           Subordination Deficit: The amount, if any, by which
                           (a) the Adjustable Rate Note Principal Balance, after taking into account all payments to be made on such Payment Date, exceeds (b) the sum of (i) the aggregate principal balances of the Mortgage Loans as of the close of business on the Due Date in the calendar month in which such Payment Date occurs and
                           (ii) the amount, if any, on deposit in the Pre-Funding Account as of the close of business on the Due Date in the calendar month in which such Payment Date occurs.

Delinquency Advances:      The Servicer will be obligated to make advances with
                           respect to delinquent payments of interest (at the related Mortgage Rate less the Servicing Fee, as defined below) and scheduled principal due on each Mortgage Loan to the extent that such Delinquency
                           Advances, in good faith and in the Servicer's reasonable judgment, are reasonably recoverable from the related Mortgage Loan.

Compensating Interest:     With respect to any loan which prepays in full, the
                           Servicer will be remit out of its own funds without any right of reimbursement therefor, an amount equal to the difference between (x) 30 days' interest at such Mortgage Loan's Mortgage Rate (less the
                           Servicing Fee) on the principal balance of such Mortgage Loan as of the first day of the related
                           Remittance Period and (y) to the extent not previously advanced, the interest (less the Servicing
                           Fee) actually paid by the Mortgagor with respect to such Mortgage Loan during such Remittance Period.
                           Compensating Interest with respect to any Remittance
                           Period will be capped at the aggregate Servicing Fee received by the Servicer for such Remittance Period.

Pre-Funding Accounts:      On the Closing Date, the Pre-Funded Amount, which
                           will be funded from the sale of the Adjustable Rate
                           Notes, will be deposited into the Pre-Funding
                           Account, which will be in the name of, and maintained by, the Indenture Trustee in trust for the benefit of the holders of the Adjustable Rate Notes, and may be used to acquire subsequent mortgage loans. As of the Cut-off Date, the Prefunded Amount for the Adjustable
                           Rate Notes will be $3,417,634.90.

Capitalized Interest:      On the closing date, cash in an amount satisfactory
                           to the Note Insurer will be deposited into a trust account for the benefit of the holders of the Adjustable Rate Notes to ensure payments of interest on the Pre-funded amount during the Funding Period.

Mandatory Prepayment
of Notes:                  In the event that by June 30, 1998, not all funds in
                           either Pre-Funding Account have been used to acquire
                           Subsequent Mortgage Loans for inclusion in the Adjustable Rate Mortgage Loan Pool, the Owners of the
                           Adjustable Rate Notes will receive a prepayment on the Payment Date in July 1998 in an amount equal to the Pre-Funded Amount, less any Pre-Funding Account
                           Earnings remaining at the end of the Funding Period.

ERISA Considerations:      The Adjustable Rate Notes may be purchased by
                           employee benefit plans that are subject to the Employee Retirement Income Security Act of 1974, as amended. Investors should consult their counsel with respect to limitations on acquisition and ownership of the Notes and consequences thereof.

SMMEA: The Adjustable Rate Notes will not constitute "mortgage related securities" for purposed of the Secondary Mortgage Market Enhancement Act of 1984 ("SMMEA").

Taxation:                  The Adjustable Rate Notes will be treated as debt
                           obligations for tax purposes. No REMIC election will be made.

Contact:                   Russ Andrews     (704) 374-3472
                           Wallace Saunders (704) 374-4868
                           Pearl Bassard    (704) 383-7591
                           David Duque      (704) 383-5525


FIRST UNION CAPITAL MARKETS
--------------------------------------------------------------------------------
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND ACCOMPANYING PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS.

                    First Alliance Mortgage Loan Trust 1998-2
 $30,000,000 Adjustable Rate Mortgage Loan, Asset Backed Notes, Series 1998-2A
                           Preliminary Marketing Memo



                              ADJUSTABLE RATE POOL
                                  POOL SUMMARY



Number of Mortgage Loans:                                                            276

Aggregate Unpaid Principal Balance:                                       $26,582,365.10
Average Unpaid Principal Balance:                                             $96,312.92
Unpaid Principal Balance Range:                                $20,466.99  - $417,440.00


Weighted Average Gross Coupon:                                                     8.827%
Gross Coupon Range:                                                      6.490% - 13.000%


Weighted Average Gross Margin:                                                     5.891%
Gross Margin Range:                                                       3.990% - 8.990%


Weighted Average Maximum Rate:                                                    15.738%
Maximum Rate Range:                                                     13.250% - 19.600%


Weighted Average Minimum Rate:                                                     8.827%
Minimum Rate Range:                                                      6.490% - 13.000%


Weighted Avg. Stated Remaining Term (months):                                        347
Stated Remaining Term Range (months):                                          120 - 360


Weighted Average Original Term (months):                                             349
Original Term Range (months):                                                  121 - 362


Weighted Average LTV:                                                              63.32%
LTV Range:                                                                 14.02 - 84.99%

% First Lien                                                                      100.00%



THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.


FIRST UNION CAPITAL MARKETS
--------------------------------------------------------------------------------
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND ACCOMPANYING PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS.

                    First Alliance Mortgage Loan Trust 1998-2
  $30,000,000 Adjustable Rate Mortgage Loan, Asset Backed Notes, Series 1998-2A
                           Preliminary Marketing Memo


                              ADJUSTABLE RATE POOL
                            UNPAID PRINCIPAL BALANCES
                                                           Aggregate             Percentage
Unpaid                              Number of               Unpaid              of Aggregate
Principal                           Mortgage               Principal             Principal
Balance                              Loans                  Balance               Balance
 20,000.01 -  25,000.00                1                     20,466.99             0.08
 25,000.01 -  30,000.00                3                     83,222.86             0.31
 30,000.01 -  35,000.00                3                     97,258.76             0.37
 35,000.01 -  40,000.00                5                    191,587.63             0.72
 40,000.01 -  45,000.00                8                    350,306.51             1.32
 45,000.01 -  50,000.00               13                    627,410.95             2.36
 50,000.01 -  55,000.00               13                    684,914.62             2.58
 55,000.01 -  60,000.00               15                    867,379.09             3.26
 60,000.01 -  65,000.00               10                    632,811.42             2.38
 65,000.01 -  70,000.00               11                    748,121.64             2.81
 70,000.01 -  75,000.00               16                  1,162,177.67             4.37
 75,000.01 -  80,000.00               20                  1,570,659.85             5.91
 80,000.01 -  85,000.00               18                  1,485,708.48             5.59
 85,000.01 -  90,000.00               10                    868,429.52             3.27
 90,000.01 -  95,000.00               16                  1,485,727.23             5.59
 95,000.01 - 100,000.00               16                  1,569,811.57             5.91
100,000.01 - 125,000.00               49                  5,457,375.27            20.53
125,000.01 - 150,000.00               20                  2,709,201.97            10.19
150,000.01 - 200,000.00               17                  2,967,745.51            11.16
200,000.01 - 250,000.00                8                  1,715,057.82             6.45
250,000.01 - 300,000.00                2                    534,959.74             2.01
300,000.01 - 350,000.00                1                    334,590.00             1.26
400,000.01 - 450,000.00                1                    417,440.00             1.57
                                     ---                 -------------           ------
                                     276                 26,582,365.10           100.00
                                     ===                 =============           ======



THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.


FIRST UNION CAPITAL MARKETS
--------------------------------------------------------------------------------
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND ACCOMPANYING PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS.

                    First Alliance Mortgage Loan Trust 1998-2
 $30,000,000 Adjustable Rate Mortgage Loan, Asset Backed Notes, Series 1998-2A
                           Preliminary Marketing Memo


                              ADJUSTABLE RATE POOL
                          ORIGINAL LOAN-TO-VALUE RATIOS

                                               Aggregate            Percentage
Original                 Number of              Unpaid             of Aggregate
LTV                      Mortgage              Principal            Principal
Ratio                     Loans                 Balance              Balance

10.01 - 15.00                 2                 70,427.71             0.26
15.01 - 20.00                 2                 56,991.00             0.21
20.01 - 25.00                 2                 79,156.00             0.30
25.01 - 30.00                 7                337,819.85             1.27
30.01 - 35.00                 9                435,339.39             1.64
35.01 - 40.00                11                775,397.91             2.92
40.01 - 45.00                16              1,153,086.73             4.34
45.01 - 50.00                23              1,648,788.00             6.20
50.01 - 55.00                28              2,617,512.02             9.85
55.01 - 60.00                18              1,738,983.60             6.54
60.01 - 65.00                46              4,132,493.44            15.55
65.01 - 70.00                46              5,809,873.40            21.86
70.01 - 75.00                33              3,875,845.74            14.58
75.01 - 80.00                24              2,942,543.97            11.07
80.01 - 85.00                 9                908,106.34             3.42
                            ---             -------------           ------
                            276             26,582,365.10           100.00
                            ===             =============           ======



                              ADJUSTABLE RATE POOL
                       REMAINING TERMS TO STATED MATURITY

Remaining                                      Aggregate            Percentage
Term to                  Number of              Unpaid             of Aggregate
Stated                   Mortgage              Principal            Principal
Maturity                  Loans                 Balance              Balance

109 - 120                     2                136,803.30             0.51
169 - 180                    23              1,577,935.85             5.94
229 - 240                     1                 78,590.00             0.30
349 - 360                   250             24,789,035.95            93.25
                            ---             -------------           ------
                            276             26,582,365.10           100.00
                            ===             =============           ======


THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.


FIRST UNION CAPITAL MARKETS
--------------------------------------------------------------------------------
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND ACCOMPANYING PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS.

                    First Alliance Mortgage Loan Trust 1998-2
 $30,000,000 Adjustable Rate Mortgage Loan, Asset Backed Notes, Series 1998-2A
                           Preliminary Marketing Memo


                              ADJUSTABLE RATE POOL
                              GROSS MORTGAGE RATES

Current                                        Aggregate            Percentage
Gross                     Number of             Unpaid             of Aggregate
Mortgage                  Mortgage             Principal            Principal
Rate                       Loans                Balance              Balance

 5.01 -  6.50                1                  91,803.30             0.35
 6.51 -  7.00                6                 537,372.36             2.02
 7.01 -  7.50               29               2,839,100.15            10.68
 7.51 -  8.00               40               3,933,938.77            14.80
 8.01 -  8.50               48               5,339,957.72            20.09
 8.51 -  9.00               50               5,174,264.75            19.47
 9.01 -  9.50               28               2,545,215.14             9.57
 9.51 - 10.00               30               2,458,044.10             9.25
10.01 - 10.50               21               1,919,126.80             7.22
10.51 - 11.00               12               1,036,183.09             3.90
11.01 - 11.50                5                 233,289.31             0.88
11.51 - 12.00                2                 131,673.00             0.50
12.01 - 12.50                2                 170,931.52             0.64
12.51 - 13.00                2                 171,465.09             0.65
                           ---              -------------           ------
                           276              26,582,365.10           100.00
                           ===              =============           ======


THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.


FIRST UNION CAPITAL MARKETS
--------------------------------------------------------------------------------
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND ACCOMPANYING PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS.

                    First Alliance Mortgage Loan Trust 1998-2
 $30,000,000 Adjustable Rate Mortgage Loan, Asset Backed Notes, Series 1998-2A
                           Preliminary Marketing Memo


                              ADJUSTABLE RATE POOL
                                     MARGINS

                                                 Aggregate          Percentage
                            Number of             Unpaid           of Aggregate
                            Mortgage             Principal          Principal
Margin                       Loans                Balance            Balance

 3.01 -  4.00                   1                 78,312.94            0.29
 4.01 -  5.00                  39              3,646,174.66           13.72
 5.01 -  6.00                 153             15,153,444.18           57.01
 6.01 -  7.00                  62              5,889,402.51           22.16
 7.01 -  8.00                  19              1,584,096.48            5.96
 8.01 -  9.00                   2                230,934.33            0.87
                              ---             -------------          ------
                              276             26,582,365.10          100.00
                              ===             =============          ======


                              ADJUSTABLE RATE POOL
                             MAXIMUM MORTGAGE RATES

                                                Aggregate           Percentage
Maximum                     Number of            Unpaid            of Aggregate
Mortgage                    Mortgage            Principal           Principal
Rate                         Loans               Balance             Balance

13.01 - 13.50                  2                 141,641.54            0.53
13.51 - 14.00                  8                 713,050.29            2.68
14.01 - 14.50                 31               3,085,737.52           11.61
14.51 - 15.00                 41               4,079,507.59           15.35
15.01 - 15.50                 47               5,144,207.59           19.35
15.51 - 16.00                 54               5,333,988.00           20.07
16.01 - 16.50                 31               2,936,898.20           11.05
16.51 - 17.00                 26               2,146,037.46            8.07
17.01 - 17.50                 18               1,517,524.31            5.71
17.51 - 18.00                  8                 836,352.33            3.15
18.01 - 18.50                  5                 272,296.18            1.02
18.51 - 19.00                  3                 239,598.09            0.90
19.01 - 19.50                  1                  71,986.00            0.27
19.51 - 20.00                  1                  63,540.00            0.24
                             ---              -------------          ------
                             276              26,582,365.10          100.00
                             ===              =============          ======


THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.


FIRST UNION CAPITAL MARKETS
--------------------------------------------------------------------------------
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND ACCOMPANYING PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS.

                    First Alliance Mortgage Loan Trust 1998-2
 $30,000,000 Adjustable Rate Mortgage Loan, Asset Backed Notes, Series 1998-2A
                           Preliminary Marketing Memo

                              ADJUSTABLE RATE POOL
                             MINIMUM MORTGAGE RATES

                                                 Aggregate           Percentage
Minimum                    Number of              Unpaid            of Aggregate
Mortgage                    Mortgage             Principal           Principal
Rate                         Loans                Balance             Balance

 5.01 -  6.50                  1                  91,803.30            0.35
 6.51 -  7.00                  6                 537,372.36            2.02
 7.01 -  7.50                 29               2,839,100.15           10.68
 7.51 -  8.00                 40               3,933,938.77           14.80
 8.01 -  8.50                 48               5,339,957.72           20.09
 8.51 -  9.00                 50               5,174,264.75           19.47
 9.01 -  9.50                 28               2,545,215.14            9.57
 9.51 - 10.00                 30               2,458,044.10            9.25
10.01 - 10.50                 21               1,919,126.80            7.22
10.51 - 11.00                 12               1,036,183.09            3.90
11.01 - 11.50                  5                 233,289.31            0.88
11.51 - 12.00                  2                 131,673.00            0.50
12.01 - 12.50                  2                 170,931.52            0.64
12.51 - 13.00                  2                 171,465.09            0.65
                             ---              -------------          ------
                             276              26,582,365.10          100.00
                             ===              =============          ======


THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.


FIRST UNION CAPITAL MARKETS
--------------------------------------------------------------------------------
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND ACCOMPANYING PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS.

                    First Alliance Mortgage Loan Trust 1998-2
 $30,000,000 Adjustable Rate Mortgage Loan, Asset Backed Notes, Series 1998-2A
                           Preliminary Marketing Memo


                              ADJUSTABLE RATE POOL
                    REMAINING MONTHS TO NEXT ADJUSTMENT DATE

Remaining                                         Aggregate          Percentage
Months                      Number of              Unpaid           of Aggregate
to Next                     Mortgage              Principal           Principal
Adjustment Date               Loans                Balance             Balance

2                               1                 86,843.80             0.33
3                               8                960,554.43             3.61
4                              18              1,757,775.06             6.61
5                              42              4,383,106.94            16.49
6                             102             10,066,447.59            37.87
7                              69              6,104,004.00            22.96
8                               9              1,097,465.00             4.13
21                             16              1,318,193.21             4.96
22                              9                653,224.96             2.46
33                              1                 99,807.37             0.38
34                              1                 54,942.74             0.21
                              ---             -------------           ------
                              276             26,582,365.10           100.00
                              ===             =============           ======


                              ADJUSTABLE RATE POOL
                                 PROPERTY TYPES

                                                  Aggregate         Percentage
                            Number of              Unpaid          of Aggregate
                            Mortgage              Principal         Principal
Property Type                 Loans                Balance           Balance

Single Family                   228            22,040,760.22            82.91
2 - 4 Family                     38             3,622,131.36            13.63
Condominium                       8               662,727.56             2.49
Planned Unit Development          2               256,745.96             0.97
                                ---            -------------           ------
                                276            26,582,365.10           100.00
                                ===            ==============          ======


THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.


FIRST UNION CAPITAL MARKETS
--------------------------------------------------------------------------------
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND ACCOMPANYING PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS.

                    First Alliance Mortgage Loan Trust 1998-2
 $30,000,000 Adjustable Rate Mortgage Loan, Asset Backed Notes, Series 1998-2A
                           Preliminary Marketing Memo

                              ADJUSTABLE RATE POOL
                 GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES

                                                Aggregate            Percentage
                           Number of             Unpaid             of Aggregate
                           Mortgage             Principal            Principal
State                       Loans                Balance              Balance

Arizona                        14             1,181,724.69              4.45
California                     42             5,826,163.38             21.92
Colorado                        8               737,431.23              2.77
District of Col                 5               380,814.61              1.43
Florida                         6               460,154.19              1.73
Georgia                         2               109,191.00              0.41
Illinois                       38             3,430,053.76             12.90
Maryland                        8               533,495.15              2.01
Massachusetts                  12               977,007.72              3.68
Minnesota                      10               784,745.90              2.95
New Jersey                     36             3,292,076.91             12.38
New York                       27             2,438,839.73              9.17
Ohio                           17             1,445,684.24              5.44
Oregon                         12             1,395,544.41              5.25
Pennsylvania                    6               508,924.29              1.91
Utah                           14             1,351,309.35              5.08
Virginia                        5               509,147.89              1.92
Washington                     14             1,220,056.65              4.59
                              ---            -------------            ------
                              276            26,582,365.10            100.00
                              ===            =============            ======

                              ADJUSTABLE RATE POOL
                                OCCUPANCY STATUS

                                                Aggregate            Percentage
                           Number of              Unpaid            of Aggregate
Occupancy                  Mortgage              Principal           Principal
Status                      Loans                 Balance             Balance

Owner Occupied                260            25,039,675.15             94.20
Non-Owner Occupied             16             1,542,689.95              5.80
                              ---            -------------            ------
                              276            26,582,365.10            100.00
                              ===            =============            ======


THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.


FIRST UNION CAPITAL MARKETS
--------------------------------------------------------------------------------
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND ACCOMPANYING PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS.

                    First Alliance Mortgage Loan Trust 1998-2
 $30,000,000 Adjustable Rate Mortgage Loan, Asset Backed Notes, Series 1998-2A
                           Preliminary Marketing Memo


                              AVAILABLE FUNDS CAP*

Period          Date           AFC            Period         Date           AFC             Period           Date           AFC
------          ----           ---            ------         ----           ---             ------           ----           ----
   1           7/20/98        8.293             41          11/20/01       10.495              81           3/20/05       10.495
   2           8/20/98        8.293             42          12/20/01       10.495              82           4/20/05       10.495
   3           9/20/98        8.143             43           1/20/02       10.495              83           5/20/05       10.495
   4          10/20/98        8.143             44           2/20/02       10.495              84           6/20/05       10.495
   5          11/20/98        8.143             45           3/20/02       10.495              85           7/20/05       10.495
   6          12/20/98        8.264             46           4/20/02       10.495              86           8/20/05       10.495
   7           1/20/99        8.530             47           5/20/02       10.495              87           9/20/05       10.495
   8           2/20/99        8.612             48           6/20/02       10.495              88          10/20/05       10.495
   9           3/20/99        8.612             49           7/20/02       10.495              89          11/20/05       10.495
  10           4/20/99        8.612             50           8/20/02       10.495              90          12/20/05       10.495
  11           5/20/99        8.612             51           9/20/02       10.495              91           1/20/06       10.495
  12           6/20/99        8.733             52          10/20/02       10.495              92           2/20/06       10.495
  13           7/20/99        9.499             53          11/20/02       10.495              93           3/20/06       10.495
  14           8/20/99        9.582             54          12/20/02       10.495              94           4/20/06       10.495
  15           9/20/99        9.582             55           1/20/03       10.495              95           5/20/06       10.495
  16          10/20/99        9.582             56           2/20/03       10.495              96           6/20/06       10.495
  17          11/20/99        9.582             57           3/20/03       10.495              97           7/20/06       10.495
  18          12/20/99        9.656             58           4/20/03       10.495              98           8/20/06       10.495
  19           1/20/00       10.310             59           5/20/03       10.495              99           9/20/06       10.495
  20           2/20/00       10.378             60           6/20/03       10.495             100          10/20/06       10.495
  21           3/20/00       10.378             61           7/20/03       10.495             101          11/20/06       10.495
  22           4/20/00       10.482             62           8/20/03       10.495             102          12/20/06       10.495
  23           5/20/00       10.482             63           9/20/03       10.495             103           1/20/07       10.495
  24           6/20/00       10.482             64          10/20/03       10.495             104           2/20/07       10.495
  25           7/20/00       10.482             65          11/20/03       10.495             105           3/20/07       10.495
  26           8/20/00       10.482             66          12/20/03       10.495             106           4/20/07       10.495
  27           9/20/00       10.482             67           1/20/04       10.495             107           5/20/07       10.495
  28          10/20/00       10.482             68           2/20/04       10.495             108           6/20/07       10.495
  29          11/20/00       10.482             69           3/20/04       10.495             109           7/20/07       10.495
  30          12/20/00       10.482             70           4/20/04       10.495             110           8/20/07       10.495
  31           1/20/01       10.482             71           5/20/04       10.495             111           9/20/07       10.495
  32           2/20/01       10.482             72           6/20/04       10.495             112          10/20/07       10.495
  33           3/20/01       10.482             73           7/20/04       10.495             113          11/20/07       10.495
  34           4/20/01       10.490             74           8/20/04       10.495             114          12/20/07       10.495
  35           5/20/01       10.495             75           9/20/04       10.495             115           1/20/08       10.495
  36           6/20/01       10.495             76          10/20/04       10.495             116           2/20/08       10.495
  37           7/20/01       10.495             77          11/20/04       10.495             117           3/20/08       10.495
  38           8/20/01       10.495             78          12/20/04       10.495             118           4/20/08       10.495
  39           9/20/01       10.495             79           1/20/05       10.495             119           5/20/08       10.495
  40          10/20/01       10.495             80           2/20/05       10.495             120           6/20/08       10.495

*Available Funds Cap Assuming that Six Month LIBOR remains constant at 5.75% @ Pricing Speed of 30 CPR


FIRST UNION CAPITAL MARKETS
--------------------------------------------------------------------------------
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND ACCOMPANYING PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS.

                    First Alliance Mortgage Loan Trust 1998-2
 $30,000,000 Adjustable Rate Mortgage Loan, Asset Backed Notes, Series 1998-2A
                           Preliminary Marketing Memo


                              AVAILABLE FUNDS CAP*

Period          Date           AFC            Period         Date           AFC             Period           Date           AFC
------          ----           ---            ------         ----           ---             ------           ----           ----
 121           7/20/08       10.495            161           11/20/11      10.495              201          3/20/15       10.496
 122           8/20/08       10.495            162           12/20/11      10.495              202          4/20/15       10.496
 123           9/20/08       10.495            163            1/20/12      10.495              203          5/20/15       10.496
 124          10/20/08       10.495            164            2/20/12      10.495              204          6/20/15       10.496
 125          11/20/08       10.495            165            3/20/12      10.495              205          7/20/15       10.496
 126          12/20/08       10.495            166            4/20/12      10.495              206          8/20/15       10.496
 127           1/20/09       10.495            167            5/20/12      10.495              207          9/20/15       10.496
 128           2/20/09       10.495            168            6/20/12      10.495              208         10/20/15       10.496
 129           3/20/09       10.495            169            7/20/12      10.495              209         11/20/15       10.496
 130           4/20/09       10.495            170            8/20/12      10.495              210         12/20/15       10.496
 131           5/20/09       10.495            171            9/20/12      10.495              211          1/20/16       10.496
 132           6/20/09       10.495            172           10/20/12      10.495              212          2/20/16       10.496
 133           7/20/09       10.495            173           11/20/12      10.496              213          3/20/16       10.496
 134           8/20/09       10.495            174           12/20/12      10.496              214          4/20/16       10.496
 135           9/20/09       10.495            175            1/20/13      10.496              215          5/20/16       10.496
 136          10/20/09       10.495            176            2/20/13      10.496              216          6/20/16       10.496
 137          11/20/09       10.495            177            3/20/13      10.496              217          7/20/16       10.496
 138          12/20/09       10.495            178            4/20/13      10.496              218          8/20/16       10.496
 139           1/20/10       10.495            179            5/20/13      10.496              219          9/20/16       10.496
 140           2/20/10       10.495            180            6/20/13      10.496              220         10/20/16       10.496
 141           3/20/10       10.495            181            7/20/13      10.496              221         11/20/16       10.496
 142           4/20/10       10.495            182            8/20/13      10.496              222         12/20/16       10.496
 143           5/20/10       10.495            183            9/20/13      10.496              223          1/20/17       10.496
 144           6/20/10       10.495            184           10/20/13      10.496              224          2/20/17       10.496
 145           7/20/10       10.495            185           11/20/13      10.496              225          3/20/17       10.496
 146           8/20/10       10.495            186           12/20/13      10.496              226          4/20/17       10.496
 147           9/20/10       10.495            187            1/20/14      10.496              227          5/20/17       10.496
 148          10/20/10       10.495            188            2/20/14      10.496              228          6/20/17       10.496
 149          11/20/10       10.495            189            3/20/14      10.496              229          7/20/17       10.496
 150          12/20/10       10.495            190            4/20/14      10.496              230          8/20/17       10.496
 151           1/20/11       10.495            191            5/20/14      10.496              231          9/20/17       10.496
 152           2/20/11       10.495            192            6/20/14      10.496              232         10/20/17       10.496
 153           3/20/11       10.495            193            7/20/14      10.496              233         11/20/17       10.496
 154           4/20/11       10.495            194            8/20/14      10.496              234         12/20/17       10.497
 155           5/20/11       10.495            195            9/20/14      10.496              235          1/20/18       10.497
 156           6/20/11       10.495            196           10/20/14      10.496              236          2/20/18       10.497
 157           7/20/11       10.495            197           11/20/14      10.496              237          3/20/18       10.497
 158           8/20/11       10.495            198           12/20/14      10.496              238          4/20/18       10.497
 159           9/20/11       10.495            199            1/20/15      10.496              239          5/20/18       10.497
 160          10/20/11       10.495            200            2/20/15      10.496              240          6/20/18       10.497

*Available Funds Cap Assuming that Six Month LIBOR remains constant at 5.75% @ Pricing Speed of 30 CPR


FIRST UNION CAPITAL MARKETS
--------------------------------------------------------------------------------
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND ACCOMPANYING PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS.

                    First Alliance Mortgage Loan Trust 1998-2
 $30,000,000 Adjustable Rate Mortgage Loan, Asset Backed Notes, Series 1998-2A
                           Preliminary Marketing Memo


                              AVAILABLE FUNDS CAP*

Period          Date           AFC            Period         Date           AFC             Period           Date           AFC
------          ----           ---            ------         ----           ---             ------           ----           ----
 241           7/20/18       10.497            281          11/20/21       10.498              321          3/20/25       10.505
 242           8/20/18       10.497            282          12/20/21       10.498              322          4/20/25       10.505
 243           9/20/18       10.497            283           1/20/22       10.499              323          5/20/25       10.505
 244          10/20/18       10.497            284           2/20/22       10.499              324          6/20/25       10.506
 245          11/20/18       10.497            285           3/20/22       10.499              325          7/20/25       10.506
 246          12/20/18       10.497            286           4/20/22       10.499              326          8/20/25       10.507
 247           1/20/19       10.497            287           5/20/22       10.499              327          9/20/25       10.507
 248           2/20/19       10.497            288           6/20/22       10.499              328         10/20/25       10.508
 249           3/20/19       10.497            289           7/20/22       10.499              329         11/20/25       10.509
 250           4/20/19       10.497            290           8/20/22       10.499              330         12/20/25       10.509
 251           5/20/19       10.497            291           9/20/22       10.499              331          1/20/26       10.510
 252           6/20/19       10.497            292          10/20/22       10.499              332          2/20/26       10.511
 253           7/20/19       10.497            293          11/20/22       10.499              333          3/20/26       10.512
 254           8/20/19       10.497            294          12/20/22       10.499              334          4/20/26       10.513
 255           9/20/19       10.497            295           1/20/23       10.500              335          5/20/26       10.514
 256          10/20/19       10.497            296           2/20/23       10.500              336          6/20/26       10.516
 257          11/20/19       10.497            297           3/20/23       10.500              337          7/20/26       10.517
 258          12/20/19       10.497            298           4/20/23       10.500              338          8/20/26       10.519
 259           1/20/20       10.497            299           5/20/23       10.500              339          9/20/26       10.522
 260           2/20/20       10.497            300           6/20/23       10.500              340         10/20/26       10.524
 261           3/20/20       10.497            301           7/20/23       10.500              341         11/20/26       10.528
 262           4/20/20       10.497            302           8/20/23       10.500              342         12/20/26       10.532
 263           5/20/20       10.497            303           9/20/23       10.501              343          1/20/27       10.537
 264           6/20/20       10.498            304          10/20/23       10.501              344          2/20/27       10.544
 265           7/20/20       10.498            305          11/20/23       10.501              345          3/20/27       10.554
 266           8/20/20       10.498            306          12/20/23       10.501              346          4/20/27       10.569
 267           9/20/20       10.498            307           1/20/24       10.501              347          5/20/27       10.593
 268          10/20/20       10.498            308           2/20/24       10.501              348          6/20/27       10.593
 269          11/20/20       10.498            309           3/20/24       10.502              349          7/20/27       10.594
 270          12/20/20       10.498            310           4/20/24       10.502              350          8/20/27       10.595
 271           1/20/21       10.498            311           5/20/24       10.502              351          9/20/27       10.596
 272           2/20/21       10.498            312           6/20/24       10.502              352         10/20/27       10.597
 273           3/20/21       10.498            313           7/20/24       10.502              353         11/20/27       10.598
 274           4/20/21       10.498            314           8/20/24       10.503              354         12/20/27       10.600
 275           5/20/21       10.498            315           9/20/24       10.503              355          1/20/28       10.602
 276           6/20/21       10.498            316          10/20/24       10.503              356          2/20/28       10.606
 277           7/20/21       10.498            317          11/20/24       10.503              357          3/20/28       10.611
 278           8/20/21       10.498            318          12/20/24       10.504              358          4/20/28       10.620
 279           9/20/21       10.498            319           1/20/25       10.504              359          5/20/28       10.640
 280          10/20/21       10.498            320           2/20/25       10.504              360          6/20/28       10.695

*Available Funds Cap Assuming that Six Month LIBOR remains constant at 5.75% @ Pricing Speed of 30 CPR


FIRST UNION CAPITAL MARKETS
--------------------------------------------------------------------------------
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND ACCOMPANYING PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS.

                    First Alliance Mortgage Loan Trust 1998-2
 $30,000,000 Adjustable Rate Mortgage Loan, Asset Backed Notes, Series 1998-2A
                           Preliminary Marketing Memo

                              AVAILABLE FUNDS CAP**

Period          Date           AFC            Period         Date           AFC             Period           Date           AFC
------          ----           ---            ------         ----           ---             ------           ----           ----
   1            7/20/98       8.293             41          11/20/01       13.720               81          3/20/05       14.564
   2            8/20/98       8.293             42          12/20/01       13.720               82          4/20/05       14.564
   3            9/20/98       8.143             43           1/20/02       14.474               83          5/20/05       14.564
   4           10/20/98       8.143             44           2/20/02       14.557               84          6/20/05       14.564
   5           11/20/98       8.143             45           3/20/02       14.557               85          7/20/05       14.564
   6           12/20/98       8.264             46           4/20/02       14.560               86          8/20/05       14.564
   7            1/20/99       8.530             47           5/20/02       14.562               87          9/20/05       14.564
   8            2/20/99       8.612             48           6/20/02       14.562               88         10/20/05       14.564
   9            3/20/99       8.612             49           7/20/02       14.562               89         11/20/05       14.564
  10            4/20/99       8.612             50           8/20/02       14.562               90         12/20/05       14.564
  11            5/20/99       8.612             51           9/20/02       14.562               91          1/20/06       14.564
  12            6/20/99       8.733             52          10/20/02       14.562               92          2/20/06       14.564
  13            7/20/99       9.499             53          11/20/02       14.563               93          3/20/06       14.564
  14            8/20/99       9.582             54          12/20/02       14.563               94          4/20/06       14.564
  15            9/20/99       9.582             55           1/20/03       14.563               95          5/20/06       14.564
  16           10/20/99       9.582             56           2/20/03       14.563               96          6/20/06       14.564
  17           11/20/99       9.582             57           3/20/03       14.563               97          7/20/06       14.564
  18           12/20/99       9.703             58           4/20/03       14.563               98          8/20/06       14.564
  19            1/20/00      10.469             59           5/20/03       14.564               99          9/20/06       14.564
  20            2/20/00      10.552             60           6/20/03       14.564              100         10/20/06       14.564
  21            3/20/00      10.552             61           7/20/03       14.564              101         11/20/06       14.564
  22            4/20/00      10.748             62           8/20/03       14.564              102         12/20/06       14.564
  23            5/20/00      10.748             63           9/20/03       14.564              103          1/20/07       14.564
  24            6/20/00      10.869             64          10/20/03       14.564              104          2/20/07       14.564
  25            7/20/00      11.635             65          11/20/03       14.564              105          3/20/07       14.564
  26            8/20/00      11.718             66          12/20/03       14.564              106          4/20/07       14.564
  27            9/20/00      11.718             67           1/20/04       14.564              107          5/20/07       14.564
  28           10/20/00      11.784             68           2/20/04       14.564              108          6/20/07       14.564
  29           11/20/00      11.784             69           3/20/04       14.564              109          7/20/07       14.564
  30           12/20/00      11.864             70           4/20/04       14.564              110          8/20/07       14.564
  31            1/20/01      12.630             71           5/20/04       14.564              111          9/20/07       14.564
  32            2/20/01      12.713             72           6/20/04       14.564              112         10/20/07       14.564
  33            3/20/01      12.713             73           7/20/04       14.564              113         11/20/07       14.564
  34            4/20/01      12.799             74           8/20/04       14.564              114         12/20/07       14.564
  35            5/20/01      12.804             75           9/20/04       14.564              115          1/20/08       14.564
  36            6/20/01      12.804             76          10/20/04       14.564              116          2/20/08       14.564
  37            7/20/01      13.570             77          11/20/04       14.564              117          3/20/08       14.564
  38            8/20/01      13.653             78          12/20/04       14.564              118          4/20/08       14.564
  39            9/20/01      13.653             79           1/20/05       14.564              119          5/20/08       14.564
  40           10/20/01      13.718             80           2/20/05       14.564              120          6/20/08       14.564

**Available Funds Cap Assuming that Six Month LIBOR immediately rises above Ceilings of Collateral @ Pricing Speed of 30 CPR


FIRST UNION CAPITAL MARKETS
--------------------------------------------------------------------------------
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND ACCOMPANYING PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS.

                    First Alliance Mortgage Loan Trust 1998-2
  $30,000,000 Adjustable Rate Mortgage Loan, Asset Backed Notes, Series 1998-2A
                           Preliminary Marketing Memo

                              AVAILABLE FUNDS CAP**

Period          Date           AFC            Period         Date           AFC             Period           Date           AFC
------          ----           ---            ------         ----           ---             ------           ----           ----
 121           7/20/08       14.564            161          11/20/11       14.564              201          3/20/15       14.564
 122           8/20/08       14.564            162          12/20/11       14.564              202          4/20/15       14.564
 123           9/20/08       14.564            163           1/20/12       14.564              203          5/20/15       14.564
 124          10/20/08       14.564            164           2/20/12       14.564              204          6/20/15       14.564
 125          11/20/08       14.564            165           3/20/12       14.564              205          7/20/15       14.564
 126          12/20/08       14.564            166           4/20/12       14.564              206          8/20/15       14.564
 127           1/20/09       14.564            167           5/20/12       14.564              207          9/20/15       14.564
 128           2/20/09       14.564            168           6/20/12       14.564              208         10/20/15       14.564
 129           3/20/09       14.564            169           7/20/12       14.564              209         11/20/15       14.564
 130           4/20/09       14.564            170           8/20/12       14.564              210         12/20/15       14.564
 131           5/20/09       14.564            171           9/20/12       14.564              211          1/20/16       14.564
 132           6/20/09       14.564            172          10/20/12       14.564              212          2/20/16       14.564
 133           7/20/09       14.564            173          11/20/12       14.564              213          3/20/16       14.564
 134           8/20/09       14.564            174          12/20/12       14.564              214          4/20/16       14.564
 135           9/20/09       14.564            175           1/20/13       14.564              215          5/20/16       14.564
 136          10/20/09       14.564            176           2/20/13       14.564              216          6/20/16       14.564
 137          11/20/09       14.564            177           3/20/13       14.564              217          7/20/16       14.564
 138          12/20/09       14.564            178           4/20/13       14.564              218          8/20/16       14.564
 139           1/20/10       14.564            179           5/20/13       14.564              219          9/20/16       14.564
 140           2/20/10       14.564            180           6/20/13       14.564              220         10/20/16       14.564
 141           3/20/10       14.564            181           7/20/13       14.564              221         11/20/16       14.564
 142           4/20/10       14.564            182           8/20/13       14.564              222         12/20/16       14.564
 143           5/20/10       14.564            183           9/20/13       14.564              223          1/20/17       14.564
 144           6/20/10       14.564            184          10/20/13       14.564              224          2/20/17       14.564
 145           7/20/10       14.564            185          11/20/13       14.564              225          3/20/17       14.564
 146           8/20/10       14.564            186          12/20/13       14.564              226          4/20/17       14.564
 147           9/20/10       14.564            187           1/20/14       14.564              227          5/20/17       14.564
 148          10/20/10       14.564            188           2/20/14       14.564              228          6/20/17       14.564
 149          11/20/10       14.564            189           3/20/14       14.564              229          7/20/17       14.564
 150          12/20/10       14.564            190           4/20/14       14.564              230          8/20/17       14.564
 151           1/20/11       14.564            191           5/20/14       14.564              231          9/20/17       14.564
 152           2/20/11       14.564            192           6/20/14       14.564              232         10/20/17       14.564
 153           3/20/11       14.564            193           7/20/14       14.564              233         11/20/17       14.564
 154           4/20/11       14.564            194           8/20/14       14.564              234         12/20/17       14.564
 155           5/20/11       14.564            195           9/20/14       14.564              235          1/20/18       14.564
 156           6/20/11       14.564            196          10/20/14       14.564              236          2/20/18       14.564
 157           7/20/11       14.564            197          11/20/14       14.564              237          3/20/18       14.564
 158           8/20/11       14.564            198          12/20/14       14.564              238          4/20/18       14.564
 159           9/20/11       14.564            199           1/20/15       14.564              239          5/20/18       14.564
 160          10/20/11       14.564            200           2/20/15       14.564              240          6/20/18       14.564

**Available Funds Cap Assuming that Six Month LIBOR immediately rises above Ceilings of Collateral @ Pricing Speed of 30 CPR


FIRST UNION CAPITAL MARKETS
--------------------------------------------------------------------------------
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND ACCOMPANYING PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS.

                    First Alliance Mortgage Loan Trust 1998-2
 $30,000,000 Adjustable Rate Mortgage Loan, Asset Backed Notes, Series 1998-2A
                           Preliminary Marketing Memo

                              AVAILABLE FUNDS CAP**

Period          Date           AFC            Period         Date           AFC             Period           Date           AFC
------          ----           ---            ------         ----           ---             ------           ----           ----
 241            7/20/18      14.564            281          11/20/21       14.562              321          3/20/25       14.556
 242            8/20/18      14.564            282          12/20/21       14.562              322          4/20/25       14.556
 243            9/20/18      14.564            283           1/20/22       14.562              323          5/20/25       14.556
 244           10/20/18      14.564            284           2/20/22       14.562              324          6/20/25       14.555
 245           11/20/18      14.564            285           3/20/22       14.562              325          7/20/25       14.555
 246           12/20/18      14.564            286           4/20/22       14.562              326          8/20/25       14.554
 247            1/20/19      14.564            287           5/20/22       14.562              327          9/20/25       14.554
 248            2/20/19      14.564            288           6/20/22       14.562              328         10/20/25       14.553
 249            3/20/19      14.564            289           7/20/22       14.562              329         11/20/25       14.552
 250            4/20/19      14.564            290           8/20/22       14.562              330         12/20/25       14.551
 251            5/20/19      14.564            291           9/20/22       14.562              331          1/20/26       14.551
 252            6/20/19      14.564            292          10/20/22       14.562              332          2/20/26       14.550
 253            7/20/19      14.563            293          11/20/22       14.562              333          3/20/26       14.549
 254            8/20/19      14.563            294          12/20/22       14.562              334          4/20/26       14.547
 255            9/20/19      14.563            295           1/20/23       14.561              335          5/20/26       14.546
 256           10/20/19      14.563            296           2/20/23       14.561              336          6/20/26       14.544
 257           11/20/19      14.563            297           3/20/23       14.561              337          7/20/26       14.543
 258           12/20/19      14.563            298           4/20/23       14.561              338          8/20/26       14.541
 259            1/20/20      14.563            299           5/20/23       14.561              339          9/20/26       14.538
 260            2/20/20      14.563            300           6/20/23       14.561              340         10/20/26       14.535
 261            3/20/20      14.563            301           7/20/23       14.561              341         11/20/26       14.531
 262            4/20/20      14.563            302           8/20/23       14.561              342         12/20/26       14.527
 263            5/20/20      14.563            303           9/20/23       14.561              343          1/20/27       14.521
 264            6/20/20      14.563            304          10/20/23       14.560              344          2/20/27       14.513
 265            7/20/20      14.563            305          11/20/23       14.560              345          3/20/27       14.502
 266            8/20/20      14.563            306          12/20/23       14.560              346          4/20/27       14.485
 267            9/20/20      14.563            307           1/20/24       14.560              347          5/20/27       14.457
 268           10/20/20      14.563            308           2/20/24       14.560              348          6/20/27       14.457
 269           11/20/20      14.563            309           3/20/24       14.560              349          7/20/27       14.456
 270           12/20/20      14.563            310           4/20/24       14.559              350          8/20/27       14.456
 271            1/20/21      14.563            311           5/20/24       14.559              351          9/20/27       14.455
 272            2/20/21      14.563            312           6/20/24       14.559              352         10/20/27       14.455
 273            3/20/21      14.563            313           7/20/24       14.559              353         11/20/27       14.454
 274            4/20/21      14.563            314           8/20/24       14.559              354         12/20/27       14.452
 275            5/20/21      14.563            315           9/20/24       14.558              355          1/20/28       14.451
 276            6/20/21      14.563            316          10/20/24       14.558              356          2/20/28       14.448
 277            7/20/21      14.563            317          11/20/24       14.558              357          3/20/28       14.444
 278            8/20/21      14.563            318          12/20/24       14.557              358          4/20/28       14.437
 279            9/20/21      14.563            319           1/20/25       14.557              359          5/20/28       14.422
 280           10/20/21      14.563            320           2/20/25       14.557              360          6/20/28       14.338

**Available Funds Cap Assuming that Six Month LIBOR immediately rises above Ceilings of Collateral @ Pricing Speed of 30 CPR


FIRST UNION CAPITAL MARKETS
--------------------------------------------------------------------------------
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND ACCOMPANYING PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS.

                         Preliminary Marketing Materials

                    First Alliance Mortgage Loan Trust 1998-2

    $70,000,000 Fixed Rate Mortgage Loan, Asset Backed Notes, Series 1998-2F


The attached Marketing Memorandum (the "Marketing Memorandum") is privileged and confidential and is intended for use by the addressee only. This Marketing Memorandum is furnished to you solely by First Union Capital Markets (the "Underwriter") and not by the issuer of the notes identified above (the "Notes") or any other party. The Marketing Memorandum is based upon information made available to the Underwriter. Neither the Underwriter, the issuer of the Offered Notes, nor any other party makes any representation to the accuracy or completeness of the information therein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purpose of evaluating such information.

No assurance can be given as to the accuracy, appropriateness or completeness of the Marketing Memorandum in any particular context; or as to whether the Marketing Memorandum reflects future performance. This Marketing Memorandum should not be construed as either a prediction or as legal, tax, and financial or accounting advice.

Any yields or weighted average lives shown in the Marketing Memorandum are based on prepayment and other assumptions and actual experience may dramatically affect such yields or weighted average lives. The principal amount and designation of any security described in the term sheet are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the Offered Notes has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the Offered Notes has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or a solicitation of an offer to buy nor shall there be any sale of the Offered Notes in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the Offered Notes for definitive terms of the Offered Notes and the collateral.

Please be advised that Offered Notes may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risks. Investors should fully consider the risk of an investment in these Offered Notes.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.


                               [FIRST UNION LOGO]


                          FIRST UNION CAPITAL MARKETS

                    First Alliance Mortgage Loan Trust 1998-2
    $70,000,000 Fixed Rate Mortgage Loan, Asset Backed Notes, Series 1998-2F
                           Preliminary Marketing Memo


                                SUMMARY OF TERMS


    $70,000,000 Fixed Rate Mortgage Loan, Asset Backed Notes, Series 1998-2F
                            (the "Fixed Rate Notes")


Issuer:                    First Alliance Mortgage Loan Trust 1998-2
                           (the "Trust")

Seller:                    First Alliance Mortgage Company

Servicer:                  First Alliance Mortgage Company

Manager:                   First Union Capital Markets

Securities Offered:                                           1998-2F
                                                              -------
                            Amount:                           $70,000,000

                            Collateral:                       Fixed-rate Home
                                                              Equity Loans

                            Cut-off Date:                     06/01/98

                            Prepayment Assumption/1:          27% HEP/1

                            Expected Coupon:                  TBD

                            Spread:                           TBD

                            To Maturity:
                            Average Life                      3.085
                            Expected Maturity                 04/20/2014

                            To 10% Call:
                            Average Life                      2.847
                            Expected Maturity                 08/20/2005

                            Stated Maturity:                  09/20/2029

                            Payment Frequency:                Monthly

                            Interest rate basis:              30/360

                            Dated Date:                       06/01/98

                            Payment Delay:                    19 days

                            Pricing Date (expected):          06/10/98

                            Settlement Date(expected):        06/26/98

                            First Payment Date:               07/20/98

                            Rating (S&P/Moody's):             AAA/Aaa

1/HEP assumes that a pool of loans prepays in the first month of the life of such loan at a constant prepayment rate that corresponds in CPR to one-tenth the given HEP percentage and increases by an additional one-tenth each month thereafter until the tenth month, where it remains at a CPR equal to the given HEP percentage.


FIRST UNION CAPITAL MARKETS
--------------------------------------------------------------------------------
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND ACCOMPANYING PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS.

                    First Alliance Mortgage Loan Trust 1998-2
    $70,000,000 Fixed Rate Mortgage Loan, Asset Backed Notes, Series 1998-2F
                           Preliminary Marketing Memo


Description of the Notes:  The Fixed Rate Notes represents non-recourse obligations of the Issuer and is secured by the assets of the Trust, which will include (i) two pools of mortgage loans, one consisting of the Adjustable Rate Mortgage Loans (the "Adjustable Rate Pool") and the other consisting of the Fixed Rate Mortgage Loans (the "Fixed Rate Pool") (ii) all payments of principal and interest thereon other than prior to the Cut-off Date, (iii) security interests in the mortgaged properties, (iv) the Issuer's rights under the Sale and Servicing Agreement, (v) the Note Insurance Policies and (vi) certain other property.

                           The Fixed Rate Pool will be the sole source of payments on the Fixed Rate Notes. The Fixed Rate Notes will be issued in a single class.

Indenture Trustee:         The Chase Manhattan Bank

Owner Trustee:             Wilmington Trust Company

Note Insurer: Financial Surety Assurance, Inc. ("FSA"). The claims-paying ability of FSA is rated "AAA" by Standard & Poor's and "Aaa" by Moody's.

Note Insurance
Policies:                  The insurance policies of FSA guarantee the timely
                           payment of interest and the ultimate payment of principal on the Fixed Rate Notes.

Credit Enhancement:        1. Monthly Excess Spread
                           2. Overcollateralization
                           3. Insurance policy

Servicing Fee:             50 bps per annum

Trustee Fee:               [1] bps

Form of Notes:             Book-Entry Form, delivered through the facilities of
                           DTC, Cedel, and Euroclear against payment in immediately available funds.

Overcollateralization:     The credit enhancement provisions are intended to
                           provide for the limited acceleration of the Fixed
                           Rate Notes relative to the amortization of the related collateral. Accelerated amortization is achieved by applying excess cash collected on the collateral to the payment of principal of the Fixed
                           Rate Notes, resulting in the build up of overcollateralization (O/C) in an amount equal to the excess of the aggregate principal balance of the Fixed Rate Mortgage Pool over the principal balance of the Fixed Rate Notes. Excess cash will be directed to build the O/C amount until the pool reaches its required O/C target. Upon this event the acceleration feature will cease, unless it is once again necessary to maintain the required O/C level.

Optional Redemption:       The Fixed Rate Notes may be redeemed, in full but not
                           in part, at the option of the Servicer on or after the first Payment Date on which the Aggregate
                           Principal Balance of the Mortgage Loans in the Fixed
                           Rate Mortgage Pool has declined to 10% or less of its Original Pool Balance. In addition, the Note Insurer will have rights, under limited circumstances, to effect a redemption of the Fixed Rate Notes and terminate the indenture.

Fixed Rate
Note Rate:                 Fixed Rate Note Rate will be [_]% per annum. Interest
                           on the Fixed Rate Notes will accrue during the calendar month immediately preceding the month in which a Payment Date occurs, calculated on the basis of a 360-day year consisting of twelve 30-day months.

Fixed Rate
Coupon Step-up:            After the Fixed Rate Clean-Up Call Date, the Fixed
                           Rate Note Rate will increase by 50 bps, subject to the "Fixed Rate Note Rate Cap" which is defined to be the weighted average of the Mortgage Rates on the Fixed Rate Mortgage Loans, less the Servicing Fee and other expenses.


FIRST UNION CAPITAL MARKETS
--------------------------------------------------------------------------------
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND ACCOMPANYING PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS.

                    First Alliance Mortgage Loan Trust 1998-2
    $70,000,000 Fixed Rate Mortgage Loan, Asset Backed Notes, Series 1998-2F
                           Preliminary Marketing Memo


Monthly Principal:         The Fixed Rate Noteholders will receive
                           monthly payments of principal on each payment date which generally will reflect collections of principal during the prior calendar month.

                           The principal payment amount with respect to each Payment Date shall be the lesser of:

                           (a) The Total Available Funds plus any Insured
                               Payments minus the Current Interest and fees and expenses; and

                           (b) (i) the sum, without any duplication of:

                                 (a)  the Principal Carry-Forward Amount;

                                 (b)  the principal portion of all scheduled
                                      monthly payments on the Mortgage Loans due during the related Due Period (whether received or advanced) and the principal portion of all full and partial principal prepayments made during the related Remittance Period;

                                 (c)  the scheduled principal balance of each
                                      Mortgage Loan repurchased on the related
                                      Remittance Date;

                                 (d) the principal portion of any Substitution Amounts;

                                 (e)  the principal portion of all Net
                                      Liquidation Proceeds during the related
                                      Remittance Period

                                 (f)  the amount of any Subordination Deficit
                                      for such Payment Date;

                                 (g)  the proceeds of any termination of the
                                      Trust Estate (to the extent such proceeds relate to principal);

                                 (h) any moneys released from the Pre-Funding Account as a prepayment of the Notes; and

                                 (i) the amount of any Subordination Increase Amount for such Payment Date;

                           minus

                                (ii) the amount of any Subordination Reduction Amount for such Payment Date.

                           Principal Carry-Forward Amount: The sum of (a) the amount by which the Monthly Principal Payment Amount as of the immediately preceding Payment Date exceeded the amount of the actual principal payment made to the Note holders on such Payment Date plus (b) 30 days' interest on the interest portion of such amount, calculated at the Fixed Rate NoteRate.

                           Subordination Deficit: The amount, if any, by which
                           (a) the Fixed Rate NotePrincipal Balance, after taking into account all payments to be made on such Payment Date, exceeds (b) the sum of (i) the aggregate principal balances of the Mortgage Loans as of the close of business on the Due Date in the calendar month in which such Payment Date occurs and
                           (ii) the amount, if any, on deposit in the Pre-Funding Account as of the close of business on the Due Date in the calendar month in which such Payment Date occurs.

Delinquency Advances:      The Servicer will be obligated to make advances with
                           respect to delinquent payments of interest (at the related Mortgage Rate less the Servicing Fee, as defined below) and scheduled principal due on each Mortgage Loan to the extent that such Delinquency
                           Advances, in good faith and in the Servicer's reasonable judgment, are reasonably recoverable from the related Mortgage Loan.

Compensating Interest:     With respect to any Mortgage Loan which prepays in
                           full, the Servicer will be remit out of its own funds without any right of reimbursement therefor, an amount equal to the difference between (x) 30 days' interest at such Mortgage Loan's Mortgage Rate (less the Servicing Fee) on the principal balance of such Mortgage Loan as of the first day of the related
                           Remittance Period and (y) to the extent not previously advanced, the interest (less the Servicing
                           Fee) actually paid by the Mortgagor with respect to such Mortgage Loan during such Remittance Period.
                           Compensating Interest with respect to any Remittance
                           Period will be capped at the aggregate Servicing Fee received by the Servicer for such Remittance Period.


FIRST UNION CAPITAL MARKETS
--------------------------------------------------------------------------------
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND ACCOMPANYING PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS.

                    First Alliance Mortgage Loan Trust 1998-2
    $70,000,000 Fixed Rate Mortgage Loan, Asset Backed Notes, Series 1998-2F
                           Preliminary Marketing Memo


Pre-Funding Accounts:      On the Closing Date, the Pre-Funded Amount, which
                           will be funded from the sale of the Fixed Rate Notes, will be deposited into the Pre-Funding Account, which will be in the name of, and maintained by, the Indenture Trustee in trust for the benefit of the holders of the Fixed Rate Notes, and may be used to acquire subsequent mortgage loans.

Capitalized Interest:      On the closing date, cash in an amount satisfactory
                           to the Note Insurer will be deposited into a trust account for the benefit of the holders of the Fixed
                           Rate Notes to ensure payments of interest on the Pre-funded amount during the Funding Period.

Mandatory Prepayment
of Notes:                  In the event that by June 30, 1998, not all funds in
                           the Pre-Funding Account have been used to acquire
                           Subsequent Mortgage Loans for inclusion in the Fixed
                           Rate Mortgage Loan Pool, the Owners of the Fixed Rate
                           Notes will receive a prepayment on the Payment Date in July 1998 in an amount equal to the Pre-Funded
                           Amount, less any Pre-Funding Account Earnings remaining at the end of the Funding Period.

ERISA Considerations:      The Fixed Rate Notes may be purchased by employee
                           benefit plans that are subject to the Employee
                           Retirement Income Security Act of 1974, as amended.
                           Investors should consult their counsel with respect to limitations on acquisition and ownership of the Notes and consequences thereof.

SMMEA: The Fixed Rate Notes will not constitute "mortgage related securities" for purposed of the Secondary Mortgage Market Enhancement Act of 1984 ("SMMEA").

Taxation:                  The Fixed Rate Notes will be treated as debt
                           obligations for tax purposes. No REMIC election will be made.

Contact:                   Russ Andrews     (704) 374-3472
                           Wallace Saunders (704) 374-4868
                           Pearl Bassard    (704) 383-7591
                           David Duque      (704) 383-5525


FIRST UNION CAPITAL MARKETS
--------------------------------------------------------------------------------
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND ACCOMPANYING PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS.

                    First Alliance Mortgage Loan Trust 1998-2
    $70,000,000 Fixed Rate Mortgage Loan, Asset Backed Notes, Series 1998-2F
                           Preliminary Marketing Memo


                                 Series 1998-2F

                                Price Yield Table

                               *** To Maturity ***

                                       HEP
                ---------------------------------------------------------------
  Price              21%        23%       27%       31%        33%        35%
  -----         ---------------------------------------------------------------

  98.00000          7.215      7.258     7.347     7.438      7.485      7.534
  98.12500          7.174      7.214     7.295     7.380      7.423      7.469
  98.25000          7.133      7.169     7.244     7.322      7.362      7.403
  98.37500          7.091      7.125     7.193     7.264      7.301      7.338

  98.50000          7.050      7.081     7.143     7.207      7.239      7.274
  98.62500          7.009      7.037     7.092     7.149      7.178      7.209
  98.75000          6.969      6.993     7.041     7.092      7.118      7.145
  98.87500          6.928      6.949     6.991     7.035      7.057      7.080

  99.00000          6.887      6.905     6.941     6.977      6.996      7.016
  99.12500          6.847      6.861     6.891     6.921      6.936      6.952
  99.25000          6.806      6.818     6.841     6.864      6.876      6.888
  99.37500          6.766      6.774     6.791     6.807      6.816      6.825

  99.50000          6.726      6.731     6.741     6.751      6.756      6.761
  99.62500          6.686      6.688     6.691     6.694      6.696      6.698
  99.75000          6.646      6.645     6.642     6.638      6.636      6.635
  99.87500          6.606      6.602     6.593     6.582      6.577      6.572

 100.00000          6.566      6.559     6.543     6.526      6.517      6.509
 100.12500          6.526      6.516     6.494     6.471      6.458      6.446
 100.25000          6.486      6.473     6.445     6.415      6.399      6.384
 100.37500          6.447      6.431     6.396     6.360      6.341      6.322

 100.50000          6.408      6.388     6.348     6.304      6.282      6.259
 100.62500          6.368      6.346     6.299     6.249      6.223      6.197
 100.75000          6.329      6.304     6.251     6.194      6.165      6.136
 100.87500          6.290      6.261     6.202     6.139      6.107      6.074

 101.00000          6.251      6.219     6.154     6.085      6.049      6.012
 101.12500          6.212      6.178     6.106     6.030      5.991      5.951
 101.25000          6.173      6.136     6.058     5.976      5.933      5.890
 101.37500          6.134      6.094     6.010     5.921      5.875      5.829

 101.50000          6.096      6.052     5.962     5.867      5.818      5.768
 101.62500          6.057      6.011     5.915     5.813      5.760      5.707
 101.75000          6.019      5.969     5.867     5.759      5.703      5.647
 101.87500          5.980      5.928     5.820     5.705      5.646      5.586

 102.00000          5.942      5.887     5.772     5.652      5.589      5.526


 Average Life:      3.996      3.645     3.085     2.657      2.480      2.321
 Duration:          3.129      2.905     2.530     2.230      2.101      1.984
 Payment Window:    1-242      1-223     1-190     1-164      1-154      1-144
 Last Pay:        08/20/18   01/20/17  04/20/14  02/20/12   04/20/11   06/20/10


FIRST UNION CAPITAL MARKETS
--------------------------------------------------------------------------------
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND ACCOMPANYING PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS.

                    First Alliance Mortgage Loan Trust 1998-2
    $70,000,000 Fixed Rate Mortgage Loan, Asset Backed Notes, Series 1998-2F
                           Preliminary Marketing Memo


                                 Series 1998-2F
                                Price Yield Table

                                 *** To Call ***


                                       HEP
                ---------------------------------------------------------------
  Price              21%        23%       27%       31%        33%        35%
  -----         ---------------------------------------------------------------

 98.00000         7.217      7.262     7.356     7.453      7.503      7.555
 98.12500         7.174      7.216     7.302     7.391      7.438      7.486
 98.25000         7.131      7.169     7.248     7.330      7.373      7.417
 98.37500         7.088      7.123     7.195     7.269      7.308      7.348

 98.50000         7.045      7.077     7.141     7.209      7.243      7.280
 98.62500         7.002      7.030     7.088     7.148      7.179      7.211
 98.75000         6.960      6.984     7.035     7.087      7.115      7.143
 98.87500         6.917      6.938     6.982     7.027      7.050      7.075

 99.00000         6.875      6.892     6.929     6.967      6.986      7.007
 99.12500         6.832      6.847     6.876     6.907      6.923      6.939
 99.25000         6.790      6.801     6.823     6.847      6.859      6.872
 99.37500         6.748      6.755     6.771     6.787      6.795      6.804

 99.50000         6.706      6.710     6.719     6.727      6.732      6.737
 99.62500         6.664      6.665     6.666     6.668      6.669      6.670
 99.75000         6.622      6.619     6.614     6.609      6.606      6.603
 99.87500         6.580      6.574     6.562     6.549      6.543      6.536

100.00000         6.539      6.529     6.510     6.490      6.480      6.469
100.12500         6.497      6.484     6.458     6.431      6.417      6.403
100.25000         6.456      6.440     6.407     6.372      6.355      6.336
100.37500         6.414      6.395     6.355     6.314      6.292      6.270

100.50000         6.373      6.350     6.304     6.255      6.230      6.204
100.62500         6.332      6.306     6.252     6.197      6.168      6.138
100.75000         6.291      6.261     6.201     6.139      6.106      6.072
100.87500         6.250      6.217     6.150     6.080      6.044      6.007

101.00000         6.209      6.173     6.099     6.022      5.983      5.941
101.12500         6.168      6.129     6.048     5.965      5.921      5.876
101.25000         6.127      6.085     5.998     5.907      5.860      5.811
101.37500         6.087      6.041     5.947     5.849      5.799      5.746

101.50000         6.046      5.997     5.896     5.792      5.738      5.681
101.62500         6.006      5.954     5.846     5.734      5.677      5.616
101.75000         5.965      5.910     5.796     5.677      5.616      5.552
101.87500         5.925      5.867     5.746     5.620      5.556      5.488

102.00000         5.885      5.823     5.696     5.563      5.495      5.423


Average Life:     3.696      3.368     2.847     2.453      2.290      2.139
Duration:         2.990      2.768     2.400     2.108      1.984      1.868
Payment Window:   1-112      1-102      1-86      1-74       1-69       1-64
Last Pay:      10/20/07   12/20/06   08/20/05 08/20/04   03/20/04   10/20/03


FIRST UNION CAPITAL MARKETS
--------------------------------------------------------------------------------
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND ACCOMPANYING PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS.

                    First Alliance Mortgage Loan Trust 1998-2
    $70,000,000 Fixed Rate Mortgage Loan, Asset Backed Notes, Series 1998-2F
                           Preliminary Marketing Memo


                                 FIXED RATE POOL
                                  POOL SUMMARY


Number of Mortgage Loans:                                          672

Aggregate Unpaid Principal Balance:                     $56,038,610.90
Average Unpaid Principal Balance:                           $83,390.79
Unpaid Principal Balance Range:               $14,940.18 - $300,735.49


Weighted Average Coupon:                                         9.707%
Coupon Range:                                          7.250% - 14.990%


Weighted Average Remaining Term (months):                          333
Remaining Term Range (months):                               104 - 360


Weighted Average Original Term (months):                           339
Original Term Range (months):                                120 - 362


Weighted Average CLTV:                                           59.77%
CLTV Range:                                              8.33% - 84.99%

% First Lien                                                     98.84%
% Second Lien                                                     1.16%
Weighted Average Junior Lien Ratio/1:                            99.35%




1/ The "Junior Lien Ratio" of a Mortgage Loan is equal to the ratio (expressed as a percentage) of the original principal balance of such Mortgage Loan to the sum of (i) the original principal balance of such Mortgage Loan and (ii) the outstanding principal balances of any senior mortgage loans (computed at the date of origination of the Mortgage Loan).





THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.


FIRST UNION CAPITAL MARKETS
--------------------------------------------------------------------------------
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND ACCOMPANYING PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS.

                    First Alliance Mortgage Loan Trust 1998-2
    $70,000,000 Fixed Rate Mortgage Loan, Asset Backed Notes, Series 1998-2F
                           Preliminary Marketing Memo

                                 FIXED RATE POOL
                            UNPAID PRINCIPAL BALANCES

                                                                 Aggregate            Percentage
Unpaid                                  Number of                 Unpaid             of Aggregate
Principal                               Mortgage                 Principal            Principal
Balance                                  Loans                    Balance              Balance

 10,000.01 -  15,000.00                      1                     14,940.18              0.03
 15,000.01 -  20,000.00                      8                    152,242.58              0.27
 20,000.01 -  25,000.00                     10                    230,774.79              0.41
 25,000.01 -  30,000.00                     19                    545,167.55              0.97
 30,000.01 -  35,000.00                     16                    536,830.29              0.96
 35,000.01 -  40,000.00                     32                  1,230,235.74              2.20
 40,000.01 -  45,000.00                     34                  1,435,550.64              2.56
 45,000.01 -  50,000.00                     29                  1,397,576.43              2.49
 50,000.01 -  55,000.00                     26                  1,366,531.91              2.44
 55,000.01 -  60,000.00                     38                  2,210,259.96              3.94
 60,000.01 -  65,000.00                     32                  2,008,313.71              3.58
 65,000.01 -  70,000.00                     39                  2,660,740.35              4.75
 70,000.01 -  75,000.00                     41                  2,988,985.06              5.33
 75,000.01 -  80,000.00                     54                  4,190,440.53              7.48
 80,000.01 -  85,000.00                     36                  2,963,857.72              5.29
 85,000.01 -  90,000.00                     32                  2,798,400.23              4.99
 90,000.01 -  95,000.00                     27                  2,499,391.11              4.46
 95,000.01 - 100,000.00                     21                  2,057,580.82              3.67
100,000.01 - 125,000.00                     87                  9,668,988.33             17.25
125,000.01 - 150,000.00                     43                  5,877,010.92             10.49
150,000.01 - 200,000.00                     29                  4,896,811.79              8.74
200,000.01 - 250,000.00                     12                  2,632,331.40              4.70
250,000.01 - 300,000.00                      5                  1,374,913.37              2.45
300,000.01 - 350,000.00                      1                    300,735.49              0.54
                                           ---                 -------------            ------
                                           672                 56,038,610.90            100.00
                                           ===                 =============            ======


THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.


FIRST UNION CAPITAL MARKETS
--------------------------------------------------------------------------------
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND ACCOMPANYING PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS.

                    First Alliance Mortgage Loan Trust 1998-2
    $70,000,000 Fixed Rate Mortgage Loan, Asset Backed Notes, Series 1998-2F
                           Preliminary Marketing Memo



                                 FIXED RATE POOL
                     ORIGINAL COMBINED LOAN-TO-VALUE RATIOS

                                                                 Aggregate             Percentage
                                        Number of                 Unpaid              of Aggregate
Original                                Mortgage                 Principal             Principal
CLTV                                     Loans                    Balance               Balance

 5.01 - 10.00                                1                     14,940.18              0.03
10.01 - 15.00                                5                    156,892.44              0.28
15.01 - 20.00                               16                    434,879.30              0.78
20.01 - 25.00                               20                    804,412.04              1.44
25.01 - 30.00                               21                    904,432.40              1.61
30.01 - 35.00                               44                  2,163,458.66              3.86
35.01 - 40.00                               43                  2,572,627.21              4.59
40.01 - 45.00                               45                  3,231,239.38              5.77
45.01 - 50.00                               51                  3,574,920.37              6.38
50.01 - 55.00                               76                  5,979,927.84             10.67
55.01 - 60.00                               60                  5,104,066.65              9.11
60.01 - 65.00                               85                  8,352,253.75             14.90
65.01 - 70.00                               70                  6,607,949.77             11.79
70.01 - 75.00                               85                 10,551,486.76             18.83
75.01 - 80.00                               43                  4,857,521.15              8.67
80.01 - 85.00                                7                    727,603.00              1.30
                                           ---                 -------------            ------
                                           672                 56,038,610.90            100.00
                                           ===                 =============            ======


                                 FIXED RATE POOL
                                OCCUPANCY STATUS

                                                                 Aggregate            Percentage
                                        Number of                 Unpaid             of Aggregate
Occupancy                               Mortgage                 Principal            Principal
Status                                   Loans                    Balance              Balance

Owner Occupied                             642                 53,478,062.07             95.43
Non-Owner Occupied                          30                  2,560,548.83              4.57
                                           ---                 -------------            ------
                                           672                 56,038,610.90            100.00
                                           ===                 =============            ======


THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.


FIRST UNION CAPITAL MARKETS
--------------------------------------------------------------------------------
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND ACCOMPANYING PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS.

                    First Alliance Mortgage Loan Trust 1998-2
    $70,000,000 Fixed Rate Mortgage Loan, Asset Backed Notes, Series 1998-2F
                           Preliminary Marketing Memo


                                 FIXED RATE POOL
                               JUNIOR LIEN RATIOS

                                                                  Aggregate           Percentage
Junior                                   Number of                 Unpaid            of Aggregate
Lien                                     Mortgage                 Principal           Principal
Ratio                                     Loans                    Balance             Balance
10.01 - 20.00                                3                    130,976.79              0.23
20.01 - 30.00                                4                    104,078.45              0.19
30.01 - 40.00                                2                     89,155.44              0.16
40.01 - 50.00                                1                     39,591.21              0.07
50.01 - 60.00                                2                     94,571.65              0.17
60.01 - 70.00                                2                    112,924.07              0.20
70.01 - 80.00                                1                     79,482.00              0.14
90.01 -100.00                              657                 55,387,831.29             98.84
                                           ---                 -------------             -----
                                           672                 56,038,610.90            100.00
                                           ===                 =============            ======


                                 FIXED RATE POOL
                       REMAINING TERMS TO STATED MATURITY

Remaining                                                         Aggregate           Percentage
Term to                                  Number of                 Unpaid            of Aggregate
Stated                                   Mortgage                 Principal           Principal
Maturity                                  Loans                    Balance             Balance
 97 - 108                                    1                     19,434.13              0.03
109 - 120                                    8                    429,553.33              0.77
157 - 168                                    5                    320,832.24              0.57
169 - 180                                   87                  5,066,504.31              9.04
229 - 240                                   21                  1,462,471.74              2.61
301 - 312                                   16                  2,212,565.70              3.95
313 - 324                                    5                    499,042.89              0.89
325 - 336                                    6                    514,173.93              0.92
337 - 348                                   34                  3,330,764.33              5.94
349 - 360                                  489                 42,183,268.30             75.28
                                           ---                 -------------            ------
                                           672                 56,038,610.90            100.00
                                           ===                 =============            ======


THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.


FIRST UNION CAPITAL MARKETS
--------------------------------------------------------------------------------
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND ACCOMPANYING PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS.

                    First Alliance Mortgage Loan Trust 1998-2
    $70,000,000 Fixed Rate Mortgage Loan, Asset Backed Notes, Series 1998-2F
                           Preliminary Marketing Memo


                                 FIXED RATE POOL
                                 MORTGAGE RATES

                                                                 Aggregate            Percentage
                                        Number of                 Unpaid             of Aggregate
Mortgage                                 Mortgage                Principal            Principal
Rate                                      Loans                   Balance              Balance

 7.01 -  7.50                                3                    325,305.41              0.58
 7.51 -  8.00                                7                  1,039,268.88              1.85
 8.01 -  8.50                               31                  2,703,046.60              4.82
 8.51 -  9.00                              140                 12,609,143.54             22.50
 9.01 -  9.50                              163                 14,025,368.89             25.03
 9.51 - 10.00                              159                 12,694,222.57             22.65
10.01 - 10.50                               55                  4,622,871.54              8.25
10.51 - 11.00                               57                  4,312,692.42              7.70
11.01 - 11.50                               15                  1,097,818.57              1.96
11.51 - 12.00                               18                    949,845.61              1.69
12.01 - 12.50                                8                    579,653.73              1.03
12.51 - 13.00                                5                    288,593.41              0.51
13.51 - 14.00                                5                    371,450.96              0.66
14.01 - 14.50                                2                    178,523.65              0.32
14.51 - 15.00                                4                    240,805.12              0.43
                                           ---                 -------------            ------
                                           672                 56,038,610.90            100.00
                                           ===                 =============            ======


                                 FIXED RATE POOL
                                 PROPERTY TYPES

                                                                 Aggregate             Percentage
                                        Number of                  Unpaid             of Aggregate
Property                                 Mortgage                 Principal            Principal
Type                                      Loans                    Balance              Balance

Single Family                              591                 50,370,024.03             89.88
2 - 4 Family                                68                  4,939,140.05              8.81
Condominium                                  8                    356,059.75              0.64
Planned Unit Development                     5                    373,387.07              0.67
                                           ---                 -------------            ------
                                           672                 56,038,610.90            100.00
                                           ===                 =============            ======

THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.


FIRST UNION CAPITAL MARKETS
--------------------------------------------------------------------------------
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND ACCOMPANYING PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS.

                    First Alliance Mortgage Loan Trust 1998-2
    $70,000,000 Fixed Rate Mortgage Loan, Asset Backed Notes, Series 1998-2F
                           Preliminary Marketing Memo

                                 FIXED RATE POOL
                 GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES

                                                                Aggregate             Percentage
                                        Number of                Unpaid              of Aggregate
                                        Mortgage                Principal             Principal
State                                    Loans                   Balance                Balance

Arizona                                      8                    585,370.76              1.04
California                                 175                 16,019,450.26             28.59
Colorado                                    16                  1,185,529.64              2.12
District of Col                              6                    360,162.71              0.64
Florida                                     22                  1,517,262.47              2.71
Georgia                                     11                    781,360.70              1.39
Hawaii                                       2                    232,755.26              0.42
Idaho                                        1                     63,452.14              0.11
Illinois                                    44                  3,492,178.43              6.23
Maryland                                    25                  1,747,889.87              3.12
Massachusetts                               22                  1,543,382.82              2.75
Michigan                                     1                     97,089.97              0.17
Minnesota                                    4                    264,727.44              0.47
New Jersey                                  84                  7,060,434.30             12.60
New York                                   114                  9,199,015.12             16.42
Ohio                                        19                  1,409,708.48              2.52
Oregon                                      28                  2,562,269.41              4.57
Pennsylvania                                28                  2,207,123.90              3.94
Utah                                        15                  1,395,918.65              2.49
Virginia                                     4                    325,217.73              0.58
Washington                                  43                  3,988,310.84              7.12
                                           ---                 -------------              ----
                                           672                 56,038,610.90            100.00
                                          ====                 =============            ======

THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.


FIRST UNION CAPITAL MARKETS
--------------------------------------------------------------------------------
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND ACCOMPANYING PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS.